                                                                   Exhibit 10.13


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

  ------------------------------------------------------- ------------------------------------------------------
  Category:                                               Locations:
                           PAY                                                ALL DOMESTIC
  ------------------------------------------------------- ------------------------------------------------------
    Title:                                                Employee Groups:
                   EXECUTIVE SEVERANCE                                   ALL ELIGIBLE EMPLOYEES
  ------------------------------------------------------- ------------------------------------------------------
                                                          Approved by:                    Number:
  Effective Date:
                                                                                            C-1A
  7/01/02
                                                          SVP, Human Resources
  ------------------------------------------------------- ------------------------------- ----------------------



                           EXECUTIVE SEVERANCE POLICY

                        As Amended Effective July 1, 2002

I.       POLICY
         ------

         It is the intent of this Policy to provide non-binding guidelines for the granting of severance pay and certain other benefits to certain employees separated from the Company.

II.      APPLICATION AND ELIGIBILITY
         ---------------------------

         This Policy applies to all terminations of employment on or after the effective date of July 1, 2002 of employees of Revlon Consumer Products Corporation ("Revlon"), and participating employers listed on Annex A (the "Company") who are classified in executive grades 13 (or equivalent) and above. This Policy supersedes any and all prior policies or practices relating to severance pay for such employees including the Executive Severance Policy as adopted effective January 1, 1996 as subsequently amended except Revlon's Personnel Policy C-1, Severance Pay. The acceptance of any severance pay or benefits under this Policy shall constitute a waiver of any severance pay the employee would have been entitled to under any such superseded policies or practices and under Revlon's Personnel Policy C-1, Severance Pay.

         Payments and benefits under this Policy are not required under the Company's standard policies generally applicable to salaried employees. Employees are eligible for severance pay or benefits under this Policy only if they execute and



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Category             Title                                            Number
PAY                  EXECUTIVE SEVERANCE                              C-1A
-------------------- ------------------------------------------------ ----------


         comply with the terms of a release and confidentiality agreement satisfactory to the Company in its sole discretion and execute and comply with all obligations under the Employee Agreement as to Confidentiality and Non-Competition as the same may be in effect from time to time (the "Agreements"). Employees who do not execute and comply with the terms of the Agreements are not eligible under the Policy.

         This Policy does not apply to any persons classified by the Company as an independent contractor, in accordance with the Company's standard personnel practices, regardless of whether the person is thereafter held to be a common law employee of the Company by a court, the Internal Revenue Service or any other relevant federal, state or local government authority or agency or comparable foreign governmental authorities, or are a part-time merchandiser.

III.     ADMINISTRATION
         --------------

         A.    EXCLUSIONS
               ----------

               Severance pay or other benefits will not be granted under any circumstances to an employee who leaves the Company, including, without limitation, by:

                     1.     Resignation

                     2. Retirement under the terms of the Revlon Employees' Retirement Plan or any other pension plan that might be provided by the Company.


         Severance pay and any other benefits will also not be granted to an employee who is discharged for good reason as determined by the Company in its discretion, including, without limitation, for:

         1. Violation of Company policy, including, without limitation, the Code of Business Conduct;

         2. Disclosure or misappropriation of confidential information, trade secrets or corporate opportunities;







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                                                                    Page 3 of 10
-------------------- ------------------------------------------------ ----------
Category             Title                                            Number
PAY                  EXECUTIVE SEVERANCE                              C-1A
-------------------- ------------------------------------------------ ----------



         3. Violation of the Employee Agreement as to Confidentiality and Non-Competition;

         4. Negligent failure to safeguard Company property or negligently defacing or destroying company property;

         5. Improperly engaging in physical violence in connection with employment;

         6.    Insubordination;

         7. Commission of an act which constitutes a felony or misdemeanor under applicable Federal, State, foreign or local law;

         8. Unlawful manufacture, distribution, dispensation, possession or use of a controlled substance on Company premises or while conducting Company business off Company premises;

         9. Misappropriation, falsification and/or unauthorized alternation of Company records;

         10. Possession of firearms or lethal weapons of any kind on Company premises or while conducting Company business off Company premises, without Company authorization;

         11.   Conflict of interest not duly reported and resolved;

         12. Sabotage, malicious adulteration of product, industrial espionage; or

         13. Commission of any other act that is intentionally detrimental to the Company's business or reputation.


               Severance pay and benefits under this Policy will not be granted where the Company sells or otherwise disposes of the business or unit in which the employee was employed, and either (i) the employee accepts employment with the buyer of those operations or (ii) the employee rejects an offer of employment by the buyer involving compensation and benefits substantially equivalent, taken as a whole, to the employee's compensation and benefits with the Company.


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Category             Title                                            Number
PAY                  EXECUTIVE SEVERANCE                              C-1A
-------------------- ------------------------------------------------ ----------


               If subsequent to the commencement of severance payments and benefits the Company discovers that the employee committed acts while employed which would have constituted good reason for discharge, or discovers that the employee at any time violated either of the Agreements, the Company may cease further severance payments and benefits and may require the employee to reimburse the Company for all severance payments and benefits previously made.

         B.    SEVERANCE PAY
               -------------

               There is no guarantee of any amount of severance pay to any employee. However, a severance pay award may be made based on the employee's executive grade level and length of service in accordance with the schedule identified below ("Severance Period"), provided that the employee executes and complies with the Agreements provided for in Section II. hereof. In determining whether and how much severance to award in any individual case, the Company may consider the circumstances of the employee's termination and the employee's performance history, among other factors.

               The following schedule sets forth guidelines for the number of months of severance pay eligible employees would be eligible to receive if they execute and comply with the Agreements provided for in Section II. hereof ("Severance Period"):




                                                        Supplemental Severance
                                                        Period Based On Years     Total Maximum Combined
       Executive Grade Level    Basic Severance         of Combined Service       Benefit ("Severance
                                Period                                            Period")
       20 and above             18 months               6 months                  24 months
       16-19                    12 months               6 months                  18 months
       13-15                    6 months                12 months                 18 months



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Category             Title                                            Number
PAY                  EXECUTIVE SEVERANCE                              C-1A
-------------------- ------------------------------------------------ ----------



               If benefits are awarded, eligible employees will receive the severance pay awarded at the base rate of pay in effect as of the date of employment termination payable bi-weekly.

               If severance pay or benefits under this Policy result from termination of employment due to a change of control of Revlon, the amounts scheduled may, if the Company elects in its sole discretion in the case of any particular employee, either (i) be cut back as necessary to prevent the employee from incurring the 20% excise tax imposed under federal law on executives who receive "golden parachute" awards or (ii) be supplemented so that the net amount retained by the employee after deduction of such excise tax and any additional income tax payable on such supplemental payment, shall equal the amount scheduled.

         C.    COORDINATION OF BENEFITS/MITIGATION
               -----------------------------------

               If during the Severance Period the employee accepts other employment or a consultancy, or receives unemployment compensation benefits, or any other severance or termination payments (other than unpaid vacation) or pay in lieu of notice due otherwise than under this Policy on account of the employee's termination of employment including, without limitation, any payments required under any federal, state or local law in any jurisdiction (including, without limitation, under the W.A.R.N. Act or any local equivalent) and under applicable foreign laws, rules, regulations and practices, then except as provided in the following sentence, the amounts payable to the employee pursuant to Section III.B. shall be reduced by the amount of any compensation payable as a result of such other employment or consultancy, by the amount of unemployment compensation benefits and/or by the amount of such other severance or termination payments. Notwithstanding the foregoing, if during the period that payments to the employee are provided for pursuant to
               Section III.B., the employee undertakes Permanent Employment (as hereinafter defined), then in lieu of reduction of severance payments as provided in the preceding sentence, within 10 days after the Company determines or the employee provides written notice that the employee has undertaken Permanent Employment the Company shall pay to the employee a lump sum amount equal to the lesser of (i) the then present value (discounted at the rate of 6% per annum from the respective payment dates provided for in
               Section III.B. to



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-------------------- ------------------------------------------------ ----------
Category             Title                                            Number
PAY                  EXECUTIVE SEVERANCE                              C-1A
-------------------- ------------------------------------------------ ----------



               the date of such determination) of 50% of the balance of the payments thereafter provided to be made pursuant to Section III.B., or (ii) six months' payments at the rate provided for in
               Section III.B., in either case less amounts required by law to be withheld, in satisfaction and discharge of any further obligation of the Company under this Policy. For purposes hereof, "Permanent Employment" shall mean employment undertaken by the employee (i) pursuant to an agreement, offer letter or policy, which employment provides expressly or in accordance with applicable policies of the new employer for not less than six months' severance upon termination of such employment otherwise than for good reason, or (ii) which continues with an employer and/or its affiliates for not less than three months, or (iii) which the employee elects, by written notice to the Company, to treat as Permanent Employment for purposes of this Policy.

         D.    REDUCTION FOR PENSION ENHANCEMENT
               ---------------------------------

               Notwithstanding anything herein, if an employee is involuntarily terminated in connection with a reduction in force or layoff implemented by the Company for which the Company in its discretion has elected to provide for enhanced pension benefits under any pension plan maintained by the Company for which enhanced benefits the employee is eligible, the amount payable to the employee pursuant to Section III.B. shall be reduced by the Actuarial Value of such enhanced pension benefits if the employee is eligible (with or without such enhanced pension benefits) to receive an immediate and unreduced pension under such plan as of his or her date of employment termination. For purposes of this
               Section III.D. the Actuarial Value of any enhanced pension benefits made available to the employee shall be determined based on the actuarial assumptions and methodologies used with respect to the plan to determine liabilities in accordance with the Statement of Financial Accounting Standards No. 87 (Employers' Accounting for Pensions) or any amendments thereto or any successor standards.

         E.    NON-COMPETITION
               ---------------

               The non-competition provision of the Agreements shall remain in effect for the duration of the Severance Period provided for in Section



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Category             Title                                            Number
PAY                  EXECUTIVE SEVERANCE                              C-1A
-------------------- ------------------------------------------------ ----------



               III.B., notwithstanding any cessation of payments in the event that the employee undertakes Permanent Employment and receives the lump sum payment pursuant to Section III.C. or any reduction of payments in the event of other payments due on account of the employee's termination of employment pursuant to Section III.C.



         F.    CONTINUATION OF MEDICAL/DENTAL BENEFITS
               ---------------------------------------

               If the employee and his/her dependents participate in the Company's Medical and/or Dental Plans at the time of employment termination, the employee and his/her dependents will be permitted to continue participation in the Company's group medical and/or dental benefit plans under COBRA at the contribution level in effect for active employees until the earliest to occur of (1) the end of any Severance Period, (2) the date the employee is determined to have undertaken Permanent Employment, (3) the expiration of the maximum required period for continuation coverage under applicable federal law for which the employee would be eligible, or (4) when the employee becomes covered by medical or dental plans of another employer or becomes eligible for Medicare. Continued participation in the Company's other group welfare benefit plans will be governed by the terms and conditions of the plans as in effect when employment terminates, provided that if such plans are amended as to the group of employees in which the employee was included at the time of termination, the newer provisions shall apply.

               In order to remain eligible for continued medical or dental benefits during the Severance Period, the employee must make timely premium payments in the same amount paid by then current employees, which amounts will be deducted from the employee's severance pay, and must submit such evidence of non-coverage as the Company may reasonably require. If the employee is entitled and elects under applicable federal law to continue such benefits under COBRA after the Severance Period, the employee must make timely COBRA premium payments as required and in such manner as is acceptable to the Company.



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Category             Title                                            Number
PAY                  EXECUTIVE SEVERANCE                              C-1A
-------------------- ------------------------------------------------ ----------



               If the employee and the employee's dependents participate in the Health Care Flexible Spending Account at the time severance payments begin, the employee and participating dependents may be able to continue participation on an after-tax basis for the remainder of the Plan Year in which the employee's employment terminates subject to the terms and conditions of the Health Care Flexible Spending Plan as in effect from time to time.

         G.    OTHER EMPLOYEE BENEFITS
               -----------------------

               The provisions of other employee benefit and/or compensation programs (other than severance policies and practices, including Revlon's Personnel Policy C-1, Severance Pay, or the equivalent) including, but not limited to, vacation pay and the Executive Bonus Plan, concerning benefits available upon termination of employment will apply, as such provisions are in effect from time to time. This Policy is not intended to describe the provisions or administrative practices of any other employee benefit and/or compensation program, policy or plan. Any benefits that may be available under any other such program, policy or plan must be determined solely in accordance with the terms and administrative provisions of such program, policy or plan, as in effect from time to time.

         H.    EMPLOYMENT CONTRACTS OR OTHER WRITTEN AGREEMENTS IN EFFECT
               ----------------------------------------------------------

               If on the date of termination an employment contract or other written agreement between an eligible employee and the Company is in effect, then unless otherwise provided by the terms of such written agreement the executive will be permitted to choose between (i) the severance pay and benefits provided in such employment contract or agreement, or (ii) the severance pay and benefits payable in accordance with this Policy.

         I.    NON-UNIFORM DETERMINATIONS
               --------------------------

               The Company's determinations under this Policy need not be uniform and may be made by it selectively among the persons who receive, or are eligible to receive, awards hereunder (whether or not such persons are similarly situated).



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Category             Title                                            Number
PAY                  EXECUTIVE SEVERANCE                              C-1A
-------------------- ------------------------------------------------ ----------



         J.    POLICY CONSTRUCTION
               -------------------

               The Company has the final authority and responsibility with respect to the construction, interpretation and application of the terms of the Policy and the eligibility for severance pay or other benefits under this Policy. The Company's decisions in all such matters are final and binding. Employees who have questions with respect to this Policy may contact Revlon's Senior Human Resources executive or his/her designee.

IV.      AMENDMENT OR TERMINATION OF POLICY
         ----------------------------------

         Revlon reserves the right to amend, modify or terminate this Policy or any portion of it at any time, and for any reason, in each case without advance notice to eligible employees and/or their dependents and/or beneficiaries. Any such action shall be authorized in writing.

















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Category             Title                                            Number
PAY                  EXECUTIVE SEVERANCE                              C-1A
-------------------- ------------------------------------------------ ----------




                                                                         ANNEX A

                             PARTICIPATING EMPLOYERS

The Revlon Executive Severance Policy covers the following participating employers:

o    North America Revsale Inc.
o    Revlon Consumer Corporation
o    Revlon Government Sales, Inc.
o    Revlon, Inc.
o    Revlon Products Corp.
o    New RIROS Inc.
o    RIROS Group Inc.
o Any other domestic subsidiary of Revlon as the Company may designate from time to time.



                                                                          178074













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